UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road Roswell, GA 30076
(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 14, 2013, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), entered into a First Amendment to Purchase and Sale Agreement (the “First Amendment”) with Avalon Health Care, LLC (“Seller”), which amends that certain Purchase and Sale Agreement, dated February 15, 2013 (the “Purchase Agreement”), between AdCare Holdings and Seller pursuant to which AdCare Holdings may acquire certain land, buildings, improvements, furniture, vehicles, contracts, fixtures and equipment comprising: (i) a 180-bed skilled nursing facility known as Bethany Health and Rehab; and (ii) a 240-bed skilled nursing facility known as Trevecca Health and Rehab, both located in Nashville, Tennessee for an aggregate purchase price of $28,000,000, subject to the terms and conditions of the Purchase Agreement (the “Avalon Purchase”).

The First Amendment, among other things: (x) requires AdCare Holdings to deposit an additional $100,000 into escrow to be held as earnest money; (y) requires the escrow agent to deliver $100,000 out of escrow to the Seller (the “Disbursed Deposit”); and (z) amends the closing date of the Avalon Purchase to April 30, 2013 and provides that AdCare Holdings may extend the closing until May 31, 2013 subject to AdCare Holdings’ payment of an additional $50,000 in earnest money (which shall be held and disbursed as part of the deposit).  The Disbursed Deposit will be credited against the purchase price for the Avalon Purchase but will not be refundable to AdCare Holdings in the event the Avalon Purchase is not consummated.  In addition, the Company has agreed to unconditionally guarantee the $3,000,000 promissory note to be issued by AdCare Holdings or its affiliate in favor of the Seller that constitutes part of the purchase price of the Avalon Purchase.

Furthermore, pursuant to the First Amendment, AdCare Holdings and the Seller have agreed that the consummation of the Avalon Purchase and AdCare Holdings’ payment of the purchase price are contingent upon AdCare Holdings or its affiliate receiving financing from a specified third party lender in an amount not less than $22,000,000 as evidenced by a signed loan commitment between AdCare Holdings and such lender no more than fifteen business days after the date that the Company files its Form 10-K for the fiscal year ended December 31, 2012 with the United States Securities and Exchange Commission.  If AdCare Holdings is unable to obtain such financing, it shall have the right and option to terminate the Purchase Agreement and receive a full refund of the deposit from the escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer